                                                                      EXHIBIT 99

                           EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of  Incorporation  of  Twentieth  Century  Strategic  Asset
Allocations,  Inc.,  dated March 31, 1994 (filed as Exhibit 1a to  Pre-Effective
Amendment No. 3 to the  Registration  Statement of the Registrant on December 1,
1995, File No. 33-79482, and incorporated herein by reference).

EX-99.a2    Articles  of  Amendment  of  Twentieth   Century   Strategic   Asset
Allocations, Inc., dated November 28, 1995 (filed as Exhibit 1b to Pre-Effective
Amendment No. 3 to the  Registration  Statement of the Registrant on December 1,
1995, File No. 33-79482, and incorporated herein by reference).

EX-99.a3    Articles   Supplementary  of  Twentieth   Century   Strategic  Asset
Allocations, Inc., dated December 26, 1995 (filed as Exhibit 1c to Pre-Effective
Amendment No. 4 to the  Registration  Statement of the Registrant on February 5,
1996, File No. 33-79482, and incorporated herein by reference).

EX-99.a4    Articles  of  Amendment  of  Twentieth   Century   Strategic   Asset
Allocations,  Inc., dated January 29, 1996 (filed as Exhibit 1d to Pre-Effective
Amendment No. 4 to the  Registration  Statement of the Registrant on February 5,
1996, File No. 33-79482, and incorporated herein by reference).

EX-99.a5    Articles   Supplementary  of  Twentieth   Century   Strategic  Asset
Allocations,  Inc., dated January 29, 1996 (filed as Exhibit 1e to Pre-Effective
Amendment No. 4 to the  Registration  Statement of the Registrant on February 5,
1996, File No. 33-79482, and incorporated herein by reference).

EX-99.a6    Articles   Supplementary  of  Twentieth   Century   Strategic  Asset
Allocations,   Inc.,   dated   September   9,  1996  (filed  as  an  Exhibit  to
Post-Effective  Amendment No. 4 to the Registration  Statement of the Registrant
on January 5, 1999, File No. 33-79482, and incorporated herein by reference).

EX-99.a7    Articles  of  Amendment  of  Twentieth   Century   Strategic   Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1f to Post-Effective
Amendment  No. 2 to the  Registration  Statement of the  Registrant on March 26,
1997, File No. 33-79482, and incorporated herein by reference).

EX-99.a8    Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1g to Post-Effective
Amendment  No. 2 to the  Registration  Statement of the  Registrant on March 26,
1997, File No. 33-79482, and incorporated herein by reference).

EX-99.a9    Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,   Inc.,   dated  February  16,  1999,   (filed  as  an  Exhibit  to
Post-Effective  Amendment No. 6 to the Registration  Statement of the Registrant
on March 30, 1999, File No. 33-79482, and incorporated herein by reference).

EX-99.a10   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc., dated August 2, 1999, (filed as an Exhibit to Post-Effective
Amendment  No. 7 to the  Registration  Statement of the  Registrant on March 31,
2000, File No. 33-79482, and incorporated herein by reference).

EX-99.a11   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc.,  dated May 22, 2000 (filed as Exhibit a11 to  Post-Effective
Amendment  No. 10 to the  Registration  Statement of the  Registrant on June 30,
2000, File No. 33-79482, and incorporated herein by reference).

EX-99.a12   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc.,  dated May 5, 2001 (filed as Exhibit  a12 to  Post-Effective
Amendment No. 13 to the  Registration  Statement of the  Registrant on April 20,
2001, File No. 33-79482, and incorporated herein by reference).

EX-99.a13   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations, Inc., dated August 14, 2003 (filed as Exhibit a13 to Post-Effective
Amendment No. 17 to the  Registration  Statement of the Registrant on August 28,
2003, File No. 33-79482, and incorporated herein by reference).

EX-99.a14   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,   Inc.,   dated   February  24,  2004  (filed  as  Exhibit  a13  to
Post-Effective  Amendment No. 18 to the Registration Statement of the Registrant
on March 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.a15   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc., dated July 20, 2004, (filed as Exhibit a15 to Post-Effective
Amendment  No. 19 to the  Registration  Statement of the  Registrant on July 30,
2004, File No. 33-79482, and incorporated herein by reference).

EX-99.a16   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations, Inc., dated August 18, 2004 (filed as Exhibit a16 to Post-Effective
Amendment No. 20 to the  Registration  Statement of the  Registrant on September
29, 2004, File No. 33-79482,and incorporated herein by reference).

EX-99.a17   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,   Inc.,   dated   January   13,  2005  (filed  as  Exhibit  a17  to
Post-Effective  Amendment No. 21 to the Registration Statement of the Registrant
on January 28, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.b     Amended and Restated  By-Laws,  dated  September  21, 2004 (filed as
Exhibit b to  Post-Effective  Amendment No. 21 to the Registration  Statement of
the Registrant on January 28, 2005, File No. 33-79482,  and incorporated  herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein,  Article Fifth, Article Seventh,  Article Eighth and Article Ninth
of  Registrant's  Articles  of  Incorporation,  appearing  as Exhibit  (a)(1) to
Pre-Effective Amendment No. 3 on Form N-1A of the Registrant; and Sections 3, 4,
5, 7, 8, 9, 10, 11, 22,  25, 30, 31, 33, 39, 45 and 46 of  Registrant's  Amended
and Restated By-Laws, incorporated herein by reference as Exhibit b hereto.

EX-99.d1    Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc., dated February 24, 2005.

EX-99.d2    Investment  Subadvisory  Agreement with American Century  Investment
Management, Inc. and American Century Global Investment Management,  Inc., dated
January 1, 2005.

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  February  24,  2005  (filed as Exhibit e to
Post-Effective  Amendment  No. 109 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  25,  2005,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as  Exhibit 8d to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  8 to  Post-Effective  Amendment  No.  31  to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration  Statement of American Century Variable  Portfolios II, Inc. on
January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
of American Century  Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.h1    Transfer Agency  Agreement with Twentieth  Century  Services,  Inc., dated February 1, 1996 (filed as Exhibit 9 to  Pre-Effective  Amendment No. 4 to the  Registration  Statement  of the  Registrant  on February 5, 1996,  File No.
33-79482, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h3    Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 15, 2004 (filed as
Exhibit h10 to Post-Effective  Amendment No. 38 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel, dated March 30, 2005.

EX-99.j1    Consent of Deloitte & Touche LLP, independent  registered public accounting firm, dated March 24, 2005.

EX-99.j2    Power of Attorney,  dated  November 16, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment  No. 106 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  November  29,  2004,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.j3    Secretary's  Certificate,  dated November 16, 2004 (filed as Exhibit
j3 to  Post-Effective  Amendment  No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration  Statement of American Century Capital  Portfolios,  Inc. on
February 17, 1998, File No. 33-64872, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  13,  1997  (filed  as  Exhibit  b15d  to
Post-Effective  Amendment  No.  77 to the  Registration  Statement  of  American
Century Mutual Funds, Inc. on July 17, 1997, File No. 2-14213,  and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  September  30,  1997  (filed as Exhibit  b15c to
Post-Effective  Amendment  No.  78 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  26,  1998,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  30,  1998  (filed  as  Exhibit  b15e  to
Post-Effective  Amendment  No.  11 to the  Registration  Statement  of  American
Century  Capital  Portfolios,  Inc. on June 26,  1998,  File No.  33-64872,  and
incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  13,  1998  (filed as  Exhibit  b15e to
Post-Effective  Amendment  No.  12 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc. on November 13, 1998, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  February  16,  1999  (filed  as  Exhibit  m6  to
Post-Effective  Amendment  No.  83 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  26,  1999,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment  No. 16 to the  Registration  Statement  of American  Century  Capital
Portfolios, Inc. on July 29, 1999, File No. 33-64872, and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  19,  1999  (filed  as  Exhibit  m8  to
Post-Effective  Amendment  No.  87 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  November  29,  1999,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration  Statement of American Century World Mutual
Funds,  Inc. on May 24, 2000,  File No.  33-39242,  and  incorporated  herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  April  30,  2001  (filed  as  Exhibit  m10  to
Post-Effective  Amendment  No.  24 to the  Registration  Statement  of  American
Century  World Mutual  Funds,  Inc. on April 19, 2001,  File No.  33-39242,  and
incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  December  3,  2001  (filed  as  Exhibit  m11  to
Post-Effective  Amendment  No.  94 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  December  13,  2001,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  September  3,  2002  (filed  as  Exhibit  m12 to
Post-Effective  Amendment  No.  26 to the  Registration  Statement  of  American
Century  World Mutual Funds,  Inc. on October 1, 2002,  File No.  33-39242,  and
incorporated herein by reference).

EX-99.m13   Amendment No. 12 to the Master Distribution and Shareholder Services
Plan  (Advisor   Class),   dated  August  1,  2004  (filed  as  Exhibit  m13  to
Post-Effective  Amendment  No.  32 to the  Registration  Statement  of  American
Century  Capital  Portfolios,  Inc. on July 29,  2004,  File No.  33-64872,  and
incorporated herein by reference).

EX-99.m14   Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated March 1, 2001 (filed as Exhibit m11 to  Post-Effective  Amendment
No. 24 to the  Registration  Statement of American  Century  World Mutual Funds,
Inc.  on  April  19,  2001,  File  No.  33-39242,  and  incorporated  herein  by reference).

EX-99.m15   Amendment No. 1 to Master  Distribution  and Individual  Shareholder
Services  Plan (C  Class),  dated  April  30,  2001  (filed  as  Exhibit  m12 to
Post-Effective  Amendment  No.  24 to the  Registration  Statement  of  American
Century  World Mutual  Funds,  Inc. on April 19, 2001,  File No.  33-39242,  and
incorporated herein by reference).

EX-99.m16   Amendment No. 2 to Master  Distribution  and Individual  Shareholder
Services  Plan (C Class),  dated  September  3, 2002  (filed as  Exhibit  m15 to
Post-Effective  Amendment  No.  26 to the  Registration  Statement  of  American
Century  World Mutual Funds,  Inc. on October 1, 2002,  File No.  33-39242,  and
incorporated herein by reference).

EX-99.m17   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated February 27, 2004 (filed as Exhibit
m16  to  Post-Effective  Amendment  No.  104 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on February 26, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m18   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated September 30, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 20 to the Registration Statement of American
Century  Strategic  Asset  Allocations,  Inc. on September  29,  2004,  File No.
33-79482, and incorporated herein by reference).

EX-99.m19   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated November 17, 2004 (filed as Exhibit
m19  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m20   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal  Funds filed on October 1, 2002, File No.  2-82734,  and  incorporated herein by reference).

EX-99.m21   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (A Class),  dated February 27, 2004 (filed as Exhibit m18 to Post-Effective
Amendment  No. 104 to the  Registration  Statement  of the  Registrant  filed on
February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m22   Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan (A Class), dated September 30, 2004 (filed as Exhibit m22 to Post-Effective
Amendment  No. 106 to the  Registration  Statement  of American  Century  Mutual
Funds, Inc. on November 29, 2004, File No. 2-14213,  and incorporated  herein by reference).

EX-99.m23   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated November 17, 2004 (filed as Exhibit
m23  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m24   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m25   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated February 27, 2004 (filed as Exhibit
m20 to  Post-Effective  Amendment No. 104 to the  Registration  Statement of the
Registrant on February 26, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m26   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m27   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated November 17, 2004 (filed as Exhibit
m27  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m28   Master  Distribution  and  Individual  Shareholder  Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective  Amendment
No. 17 to the Registration  Statement of the Registrant on August 28, 2003, File
No. 33-79482, and incorporated herein by reference).

EX-99.m29   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m30   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (R Class), dated February 24, 2005.

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement  of the  Registrant  on August 28,  2003,  File No.
33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement of American Century  Quantitative  Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement of American  Century  Investment  Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc. on September  29,  2004,  File No.  33-79482,  and  incorporated  herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005.

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective  Amendment No. 106 to the Registration Statement
of American  Century Mutual Funds,  Inc. on November 29, 2004, File No. 2-14213,
and incorporated herein by reference).